 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2016 (September 30, 2016)

CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3 Park Avenue, 36th Floor

New York, New York 10016

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2016, Park South Funding, LLC (“Park South”), a newly-formed, wholly-owned subsidiary of CĪON Investment Corporation (“CĪON”), and Credit Suisse Alternative Capital, LLC (“CSAC”), the sole owner of Credit Suisse Park View BDC, Inc. (“CS Park View”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) to effect and consummate the acquisition of CS Park View by Park South. Pursuant to the Purchase Agreement, Park South acquired one hundred percent of the issued and outstanding shares of common stock of CS Park View (the “Shares”) from CSAC for a gross purchase price of $276,852,116, subject to post-closing adjustment to reflect certain transaction costs and expenses, the pay-off of debt obligations previously incurred by CS Park View and certain assets and liabilities.

The Purchase Agreement contains customary representations, warranties and covenants of Park South and CSAC. Pursuant to the Purchase Agreement, CSAC provided an indemnity to Park South and each of its affiliates and their respective officers, directors, members and other specified persons (the “Park South Indemnified Parties”) from losses, damages and other similar liabilities incurred by the Park South Indemnified Parties due to the breach of, or inaccuracy in, certain fundamental representations in the Purchase Agreement or relating to the tender offer conducted by CSAC to acquire one hundred percent of the Shares of CS Park View prior to entering into the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Current Report on Form 8-K by reference. The disclosure schedules to the Purchase Agreement have been omitted from the attached Exhibit 2.1. Upon request, CĪON shall furnish supplementally a copy of any omitted disclosure schedule to the Securities and Exchange Commission.

In connection with the foregoing, on September 30, 2016, 34th Street Funding, LLC (“34th Street Funding”), a wholly-owned, special purpose financing subsidiary of CĪON, JPMorgan Chase Bank, National Association (“JPM”), as lender and administrative agent, U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary, and CĪON Investment Management, LLC, CĪON’s investment adviser (“CIM”), as portfolio manager, entered into an Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”) to amend 34th Street Funding’s senior secured credit facility dated as of August 26, 2016 (as amended, the “JPM Credit Facility”). Under the Amended Loan Agreement, the aggregate principal amount available for delayed-draw borrowings under the JPM Credit Facility was increased from $150,000,000 to $225,000,000, of which $25,000,000 may be funded as a revolving credit facility, each subject to compliance with a borrowing base. On September 30, 2016, 34th Street Funding drew down $167,423,393 of additional borrowings under the JPM Credit Facility. 34th Street Funding incurred certain customary costs and expenses in connection with the Amended Loan Agreement. No other material terms of the JPM Credit Facility were revised in connection with the Amended Loan Agreement. In addition, on September 30, 2016, CĪON terminated a guarantee, dated as of August 26, 2016, under which it had agreed to guarantee to 34th Street Funding and JPM the performance obligations of CIM under a related portfolio management agreement by entering into a Release and Termination Agreement, dated as of September 30, 2016 (the “Termination Agreement”), with 34th Street Funding and JPM. As a result of the revisions to the JPM Credit Facility pursuant to the Amended Loan Agreement and termination of the guarantee, 34th Street Funding, CIM and JPM entered into an Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016 (the “Amended Portfolio Management Agreement”), to make certain corresponding, immaterial changes to the original Portfolio Management Agreement, dated as of August 26, 2016.

The foregoing description of the Amended Loan Agreement, the Termination Agreement and the Amended Portfolio Management Agreement as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amended Loan Agreement, the Termination Agreement and the Amended Portfolio Management Agreement, copies of which are attached hereto as Exhibits 10.1 through 10.3 and are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K related to the Amended Loan Agreement is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On September 30, 2016, following the entry into the Purchase Agreement and completion of the Share acquisition, Park South effected a name change of CS Park View to Park South, Inc. and also effected a statutory conversion of CS Park View from a Maryland corporation to a Maryland limited liability company to achieve certain CS Park View-level tax benefits and efficiencies.

Item 9.01. Financial Statements and Exhibits

(a) The financial statements required by Item 9.01(a) were included in Prospectus Supplement No. 6 on Form 497 (SEC File No. 333-203683) filed on October 3, 2016, which is incorporated by reference herein.

(b) The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 30, 2016, by and between Park South Funding, LLC and Credit Suisse Alternative Capital, LLC

10.1	Amended and Restated Loan and Security Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC

10.2	Release and Termination Agreement, dated as of September 30, 2016, by and among CĪON Investment Corporation, 34th Street Funding, LLC and JPMorgan Chase Bank, National Association

10.3	Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CĪON Investment Management, LLC and JPMorgan Chase Bank, National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: October 3, 2016	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

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EXHIBIT LIST

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 30, 2016, by and between Park South Funding, LLC and Credit Suisse Alternative Capital, LLC

10.1	Amended and Restated Loan and Security Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC

10.2	Release and Termination Agreement, dated as of September 30, 2016, by and among CĪON Investment Corporation, 34th Street Funding, LLC and JPMorgan Chase Bank, National Association

10.3	Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CĪON Investment Management, LLC and JPMorgan Chase Bank, National Association

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